UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 24, 2013

Date of Report (date of earliest event reported)

APPLE INC.

(Exact name of Registrant as specified in its charter)

California	000-10030	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Infinite Loop Cupertino, California 95014
(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Apple Inc. (the “Company”) is filing herewith updated financial statements and other affected financial information for the periods included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2012. These financial statements and other affected financial information have been updated to reflect changes made in fiscal year 2013 to the Company’s reportable operating segment data and categorization of product-level net sales reporting, and the presentation of comprehensive income as a separate financial statement.

In fiscal year 2013, the Company established a new reportable operating segment, Greater China, which was previously included in the Asia-Pacific segment. As a result of this change, the Company now has the following reportable operating segments: Americas, Europe, Greater China, Japan, Rest of Asia Pacific, and Retail. Additionally, the Company began allocating certain manufacturing costs and variances, including costs related to product tooling and manufacturing process equipment, to its operating segments, instead of classifying these costs and variances in other corporate expenses.

In fiscal year 2013, the Company adopted amended accounting standards that change the presentation of comprehensive income. These standards increase the prominence of other comprehensive income (“OCI”) by eliminating the option to present components of OCI as part of the statement of changes in shareholders’ equity and requires the components of OCI to be presented either in a single continuous statement of comprehensive income or in two consecutive statements. The amended accounting standards only impact the financial statement presentation of OCI and do not change the components that are recognized in net income or OCI; accordingly, the adoption had no impact on the Company’s financial position or results of operations.

Pursuant to guidance provided by the Securities and Exchange Commission (“SEC”), the Company has updated the applicable items that were contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2012, (“Form 10-K”) reflecting the above mentioned changes in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Financial Statements and Supplementary Data” in Exhibits No. 99.1 and No. 99.2 filed in this Current Report on Form 8-K (“Form 8-K”), respectively. The information included in this Form 8-K is presented for information purposes only in connection with the change in the Company’s reportable operating segment data and the other items referred to above. There is no change to the Company’s previously reported Consolidated Statements of Operations, Consolidated Balance Sheets, Consolidated Statements of Shareholders’ Equity and Consolidated Statements of Cash Flows included in the Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Apple Inc.’s Annual Report on Form 10-K for the fiscal year ended September 29, 2012, as filed with the Securities and Exchange Commission on October 31, 2012.

99.2	Updated Part II, Item 8. Financial Statements and Supplementary Data, from Apple Inc.’s Annual Report on Form 10-K for the fiscal year ended September 29, 2012, as filed with the Securities and Exchange Commission on October 31, 2012.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE INC.

Date: April 24, 2013	By:	/s/ Peter Oppenheimer
Peter Oppenheimer Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Apple Inc.’s Annual Report on Form 10-K for the fiscal year ended September 29, 2012, as filed with the Securities and Exchange Commission on October 31, 2012.

99.2	Updated Part II, Item 8. Financial Statements and Supplementary Data, from Apple Inc.’s Annual Report on Form 10-K for the fiscal year ended September 29, 2012, as filed with the Securities and Exchange Commission on October 31, 2012.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

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